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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)         May 10, 1996
                                                 ------------------------------

                          JACKSONVILLE BANCORP, INC.
                          --------------------------


            TEXAS                                                 0- 28070                               75-2632781
- ----------------------------------------------------------------------------------------------------------------------
(STATE OF INCORPORATION)                                       (COMMISSION FILE NO.)                     (IRS NO)



    COMMERCE AND NECHES STREET                                  JACKSONVILLE, TEXAS                      75766
- ----------------------------------------------------------------------------------------------------------------------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                                                                 (ZIP CODE)



                                (903) 586-9861
- -------------------------------------------------------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



                                NOT APPLICABLE
- -------------------------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT





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Item 5.          Other Events

          On May 10, 1996, Jacksonville Bancorp, Inc., a Texas chartered savings and loan holding company, issued the press release included as Exhibit 99 to this Form 8-K Report.

Item 7.          Financial Statements, Pro Forma Financial Information and
                 Exhibits

          (a)    Not Applicable.

          (b)    Not Applicable.

          (c)    Exhibit:

                 99     Press Release, dated May 10, 1996.
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                                   SIGNATURES

    Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         JACKSONVILLE BANCORP, INC.



Date: May 10, 1996                       By: /s/ Charles Broadway
     -----------------------------           ----------------------------------
                                             Charles Broadway, President



Date: May 10, 1996                       By: /s/  Bill W. Taylor
     -----------------------------           ----------------------------------
                                             Bill W. Taylor, Sr. Vice President
                                             and Chief Financial Officer





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